[JOHNSON & JOHNSON MEDICAL LETTERHEAD]

May 24, 2001
Via Email

Mr. Ray Burton
Oxboro Medical
13828 Lincoln St. NE
Ham Lake, MN 55304-6949

Reference: Invoice for STERION—ASP related inventory

INVOICE NUMBER and AMOUNT: SterionASPInventory1 $117,110.42

Dear Mr. Burton,

    Please find attached the detail for the invoiced amount of $117,110.42 in the attached file (SterionASPInventoryFinal). Please use the same account and wiring instructions as provided for the transfer of funds for the purchase of the STERION business.

    Your assistance is greatly appreciated. I wish you success in the future with this business.

Respectfully,

Mark T. Zenz
Director, New Business Development, J&J Medical
Fax:  (817) 262-3960
Phone: (817) 262-4004

ASP FINISHED GOODS, RAW MATERIAL & WIP INVENTORY @ 5/23/01

Inventory: AA (Raw Materials—Molded Parts)

Part Number	Description	ABC	Inventory Qty. Balance	U/M	Unit Cost	Inventory Value
20020J	Tay 10 Molded ASP	A	770	EA	12.7652	9,829.20
21044J	Tray 21 ASY F/S ASP	A	283	EA	33.2104	9,398.54
21045J	Tray 17 ASY F/S ASP	B	27	EA	27	729.00
21046J	Tray 14 ASY F/S ASP	C	1	EA	23.9688	23.97
21047J	Tray 10 ASY F/S ASP	A	242	EA	25.1962	6,097.48
21052J	Tray 17 ASY H/S ASP	C	1	EA	52.8532	52.85
21053J	Tray 14 ASY H/S ASP	C	1	EA	49.8938	49.89
99101A—20A	Twist Locks	B/C	multiple	EA	multiple	20,897.09
					AA Subtotal:	$47,078.03

Inventory: AR (Raw Materials—other)

Part Number	Description	ABC	Inventory Qty. Balance	U/M	Unit Cost	Inventory Value
20099J	Plastic Org Box	C	216	EA	8.83	1,907.28
20131J	Noryl-ASP	A	5248	EA	3.86	20,257.28
21006J	ASP 21 Lid	A	1	EA	33.97	33.97
21084J	ASP 17 Lid	B	1	EA	30.64	30.64
21093J	ASP 14 Lid	C	59	EA	28.73	1,695.07
40024J	Handle Tray 11" ASP	B	5370	EA	1.65	8,860.50
40026	Rivet—ASP	C	67305	EA	0.0295	1,985.50
40027J	Tray Handle 12 ASP	B	1104	EA	1.65	1,821.60
40038	Retainer Ring ASP	C	130000	EA	0.0214	2,782.00
40136	Latch Bracket 500 (F/H)	B	6541	EA	1.25	8,176.25
40137	Latch Bracket 600 (H/H)	C	6616	EA	1.25	8,270.00
10077—10252	Corrugate	B/C	multiple	EA	multiple	8,912.98
					AR Subtotal:	$64,733.07

Inventory: MR (Material Review)

Part Number	Description	ABC	Inventory Qty. Balance	U/M	Unit Cost	Inventory Value
21006J	ASP 21 Lid	A	156	EA	33.97	5,299.32
					MR Subtotal:	$5,299.32

				ASP Total Materials:		$117,110.42

Inventory: AS (Finished Goods on ASP books)

Part Number	Description	ABC	Inventory Qty. Balance	U/M	Unit Cost	Inventory Value
13617	Unit 10x10 ASP	A	143	EA	150.7474	21,556.88
13621	Unit 10x10 ASP	A	120	EA	168.7388	20,248.66
99100—20	Twist Locks	B/C	multiple		multiple	9,611.79
					AS Subtotal:	$51,417.32

				SP Grand Total:		$168,527.74